TAMARACK FUNDS TRUST

Tamarack Large Cap Growth Fund
Tamarack Mid Cap Growth Fund
Tamarack Small Cap Growth Fund
Tamarack Enterprise Fund
Tamarack Enterprise Small Cap Fund
Tamarack Microcap Value Fund
Tamarack Value Fund
Tamarack Small Cap International Fund
(the “Equity Funds”)

Supplement dated July 1, 2005
to the Class A, Class C, Class R, and Class S
Equity Funds Prospectus dated January 15, 2005, as revised March 7, 2005

Class S Shares of the Equity Funds

The Board of Trustees voted to reopen Class S shares of the Equity Funds only, effective July 1, 2005. Accordingly, all statements indicating that the Class S offering is closed to new investors or that Class S shares are not available to new investors are deleted. In addition, the following paragraph is added to page 35:

Class S Eligibility. Class S shares of the Equity Funds are available only through fee-based programs of broker-dealers or registered investment advisers that have special arrangements with the Funds’distributor. These broker-dealers and advisers typically charge ongoing fees for the services they provide.

Tamarack Small Cap International Fund

The Board of Trustees voted to close Tamarack Small Cap International Fund to new investments, effective May 19, 2005, and adopted a plan to liquidate the Fund on or before July 31, 2005 (the “Liquidation Date”). On the Liquidation Date, the Fund will distribute pro rata to its shareholders of record as of the close of business on that date the remaining assets of the Fund in complete and full cancellation and redemption of all of the outstanding shares of that Fund, except for cash and cash equivalents deemed necessary to discharge existing unpaid liabilities or contingent liabilities of the Fund. Proceeds will be sent to shareholders of record shortly thereafter. In other words, investors who are shareholders of the Fund on the Liquidation Date will receive cash proceeds equal to the net asset value of their account in the Fund. Thereafter, the Fund will be dissolved and will cease to exist as a series of the Tamarack Funds Trust.

The Board determined that the liquidation is in the best interests of the Fund and its shareholders because, in the view of the Fund’s investment adviser, a view in which the Board concurs, the Fund is unlikely to grow sufficiently to enable it to benefit from economies of scale that are available to larger funds. In making this determination, the Board considered that, despite efforts of the Fund’s distributor, sales of the Fund’s shares have been limited and, consequently, the Fund’s assets have been slow to increase. Based upon the apparent lack of demand for the Fund, the Fund’s adviser and distributor, along with the Board, anticipated that the Fund would not, in the foreseeable future, grow significantly from its current size.